UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Ligand Pharmaceuticals Incorporated (the “Company”) received a notice dated September 1, 2011 from MedImmune, LLC, formerly MedImmune, Inc. (“MedImmune”) providing that MedImmune was exercising its right to terminate the Collaboration and License Agreement (the “Collaboration and License Agreement”) effective as of April 19, 2001, by and between MedImmune and the Company, successor in interest to Genaera Corporation. On May 18, 2010, the Company entered into a purchase and sale agreement (the “Asset Purchase Agreement”) with the Genaera Liquidating Trust (the “Trust”). Under the Asset Purchase Agreement the Company purchased from the Trust specified intellectual property and the Collaboration and License Agreement that MedImmune entered into with Genaera Corporation (the predecessor to the Trust). Under the terms of the Collaboration and License Agreement, the termination will be effective upon 90 days prior written notice or November 30, 2011.

Upon termination, MedImmune is required to promptly return to the Company all of its materials and know-how. In addition, MedImmune is required to discuss with the Company the granting of a royalty-bearing license to MedImmune’s intellectual property with respect to the product licensed under the Collaboration and License Agreement. However, MedImmune has no obligation to grant such a license or to retain the ability to grant such license.

The foregoing summary of the material terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety be reference to the Asset Purchase Agreement, a copy of which was filed with the Securities and Exchange Commission by the Company on its Current Report on Form 8-K on May 24, 2010.

The foregoing summary of the material terms of the Collaboration and License Agreement does not purport to be complete and is qualified in its entirety be reference to the Collaboration and License Agreement, a copy of which was filed with the Securities and Exchange Commission by Genaera Corporation on its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Collaboration and License Agreement dated as of April 19, 2001 by and between Genaera Corporation and MedImmune, Inc. (Incorporated herein by reference to exhibit 10.4 filed with Genaera Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.)

10.2	Purchase and Sale Agreement, dated as of May 18, 2010, between Ligand Pharmaceuticals Incorporated and the Genaera Liquidating Trust. (Incorporated herein by reference to exhibit 10.1 filed by the Company on its Current Report on Form 8-K on May 24, 2010.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: September 7, 2011	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Collaboration and License Agreement dated as of April 19, 2001 by and between Genaera Corporation and MedImmune, Inc. (Incorporated herein by reference to exhibit 10.4 filed with Genaera Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.)

10.2	Purchase and Sale Agreement, dated as of May 18, 2010, between Ligand Pharmaceuticals Incorporated and the Genaera Liquidating Trust. (Incorporated herein by reference to exhibit 10.1 filed by the Company on its Current Report on Form 8-K on May 24, 2010.)